SEMI-ANNUAL REPORT TO SHAREHOLDERS

                         CSI EQUITY FUND
                       CSI FIXED INCOME FUND






                         CSI CAPITAL MANAGEMENT
                         Financial Advisors
                         Investment Counsel





                         For the Period Ended
                         February 28, 1999





March 30, 1999



Dear Shareholder:

      As we reported six months ago, the world's stock markets experienced a sharp downturn in August, 1998. However, beginning in September, 1998 and continuing through January, 1999, the major domestic market indexes reversed the temporary downward trend and regained much if not all of the earlier declines.

      From August 31, 1998 through February 28, 1999, our Equity Fund increased in value by 24.9%. This compared to an increase in the average global fund (as tracked by Lipper Analytical Services) of 16.2% for that same time period.

      During 1998, the stock market survived several negative shocks with the Dow Jones Industrial Averages finishing up 16% for the year. However, the broader market was less impressive as the average of all New York Stock Exchange stocks declined 8%. Throughout the year, the effects of expanding liquidity, low interest rates and robust investor confidence became more narrowly focused and reached "mania" proportions in some market sectors (e.g., Internet). The bond market, on the other hand, did quite well as the total return of 17% on long-term Treasuries outperformed most stocks.

      The economy finished its eighth consecutive year of expansion in 1998 as unemployment reached its lowest level in 30 years. Inflation was virtually nonexistent and consumer spending flourished. However, there is evidence that the growth rate of capital spending and exports has peaked. These factors, along with economic stress abroad and the probability of less vigorous consumer spending at home, suggest a slow down in economic activity during the upcoming year.

      Historically, bull markets have ended with rising interest rates or declining corporate profits. With global deflationary pressures still present, it is unlikely that rising interest rates will pose a threat for the markets over the near term. The outlook for corporate profits, on the other hand, is less certain. However, investors seem to have chosen to focus more on the long term case for stocks rather than on the immediate prospects for earnings. Assessing the outlook of the markets in general raises the question of whether the current level of investor confidence can be sustained in a rapidly changing global environment.

Sincerely,







Leland H. Faust
                                    Schedule of Portfolio
                                         Investments
                                      February 28, 1999
                                        (Unaudited)
  Number                                                              Market
of Shares                       Description                           Value
-----------                     -----------                          ---------
                        Common Stocks:                  95.90%

                        Banking:                         5.42%
    15,250              Citigroup                                    $895,938
    10,400              Deutsche Bank ADR                             552,262
    14,100              Ing Groep N.V. ADR                            788,719
                                                                     ---------

                                                                     2,236,919
                                                                     ---------

                        Beverages:                       5.00%
    22,500              Heineken N.V. ADR                            1,168,688
    23,800              Pepsico Inc.                                   895,475
                                                                     ---------
                                                                     2,064,163
                                                                     ---------

                        Chemicals:                       7.66%
    17,500              Bayer A.G. ADR                                615,013
    12,900              Du Pont (E.I.) De Nemours                     661,931
    12,200              Hoechst AG ADR                                573,400
     8,200              Minnesota Mining and Manufacturing Co.        607,313
     8,400              Monsanto Corp.                                382,725
    10,200              Rohm and Haas Co.                             318,750
                                                                     ---------

                                                                     3,159,132
                                                                     ---------

                        Computer and                     5.47%
                        Peripherals:
    23,100              Compaq Computer Corp.                          814,275
    14,750              Cisco Systems, Inc.*                         1,442,734
                                                                     ---------

                                                                     2,257,009
                                                                     ---------

                        Computer Software and            3.62%
                        Services:
    25,600              Automatic Data Processing                    1,017,600
    14,800              SAP AG  ADR                                    473,600
                                                                     ---------

                                                                     1,491,200
                                                                     ---------
                        Drug and Medical:                8.28%
    21,200              Abbott Laboratories                            984,475
    13,500              Johnson & Johnson                            1,152,563
    10,100              Novartis A.G. ADR                              900,334
     5,500              Warner Lambert                                 379,844
                                                                     ---------

                                                                     3,417,216
                                                                     ---------

                        Electronics/Equipment:          12.04%
    17,900              Emerson Electric Co.                         1,028,131
    12,400              Hewlett-Packard Co.                            823,825
    11,200              Nokia Corp. ADR                              1,519,000
     5,500              Sony Corp.                                     410,781
    15,900              Texas Utilities                                674,756
     9,200              Xerox                                          507,725
                                                                     ---------
                                                                     4,964,218
                                                                     ---------

                        Financials:                      1.40%
     7,500              Merrill Lynch                                 575,625
                                                                     ---------

                        Food:                            9.60%
    13,700              Campbell Soup Co.                             550,569
    19,700              Diageo PLC ADR                                990,975
    17,900              Groupe Danone ADR                             983,769
     8,200              Nestle S.A. ADR                               781,895
    24,000              Sara Lee Corp.                                652,500
                                                                     ---------
                                                                     ---------
                                                                    3,959,708
                                                                     ---------

                        Household:                       4.91%
     9,600              International Flavors and Fragrances          395,400
    17,300              Kimberly-Clark Corp.                          817,425
    11,200              Unilever N.V.                                 811,300
                                                                     ---------

                                                                     2,024,125
                                                                     ---------

                        Insurance:                       6.03%
    20,000              AXA ADR                                      1,330,000
     1,740              Zurich Allied                                1,157,587
                                                                     ---------

                                                                     2,487,587
                                                                     ---------

                        Manufacturing:                   4.76%
    18,400              Corning Inc.                                   984,400
     4,800              Daimler Chrysler                               450,900
    16,100              Deere & Co.                                    526,269
                                                                     ---------

                                                                     1,961,569
                                                                     ---------

                        Metals:                          1.06%
    15,800              Crown Cork & Seal Co., Inc.                    438,450

                                                                     ---------

                        Multimedia:                      1.14%
    13,400              Disney Walt Co.                                471,513
                                                                     ---------

                        Oil:                             2.95%
     6,700              Repsol S.A. ADR                                351,750
    12,600              Schlumberger                                   611,888
     4,900              Total S.A.                                     252,963
                                                                     ---------
                                                                     1,216,601
                                                                     ---------

                        Retail:                          3.87%
    19,700              Borders Group Inc.*                            272,106
    22,200              Home Depot Inc.                              1,325,062
                                                                     ---------

                                                                     1,597,168
                                                                     ---------

                        Semi-Conductors:                 3.34%
     4,200              Intel                                          503,738
                        Corp.
    10,000              STMicroelectronics                             873,750
                                                                     ---------

                                                                     1,377,488
                                                                     ---------

                        Telecommunications:              7.01%
    10,900              Airtouch Communications, Inc.*                 992,581
    13,300              MCI World Communications                     1,097,250
    10,000              Tellabs Inc.                                   800,624

                                                                     ---------
                                                                     2,890,455
                                                                     ---------

                        Transportation:                  2.34%
    10,100              FDX Corporation*                               964,550
                                                                     ---------

                        Total Common
                        Stocks:
                        (Cost: $34,526,627)                         39,554,696

                                                                     ---------

                        Short Term                       2.52%
                        Investments:
 1,039,009              Star Treasury Fund                           1,039,009
                                                                     ---------
                        (Cost: $1,039,009)

                        Total Investments:
                        (Cost:$35,565,636)**            98.42%      40,593,705
                        Other assets, net                1.58%         652,449
                                                    -----------      ---------
                        NET ASSETS                     100.00%      41,246,154

                                                    ===========      =========
* Non-income producing
**Cost for Federal income tax purposes is $35,565,636 and net unrealized appreciation consists of:

                        Gross unrealized appreciation                 7,574,948
                        Gross unrealized depreciation                (2,546,879)
                                                                      =========
                        Net unrealized appreciation                 $5,028,069
                                                                      =========

ADR- Security represented is held by the custodian bank in the form of American Depository Receipts.

See Notes to Financial Statements
CSI EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES

February 28, 1999(Unaudited)
------------------------------------------------------------------------------

ASSETS
Investments at value (identified cost of
$35,565,636) (Notes 1 & 3)                                          $40,593,705


Receivables:

Dividend                                              $37,647
Interest                                                4,061
Capital stock purchased                               609,555
                                                    ----------
                                                                      651,263
Deferred organization cost (Note 1)                                    38,368
Other assets                                                            7,634
                                                                    ----------

      TOTAL ASSETS                                                  41,290,970
                                                                    ----------

LIABILITIES
Investment management fees                                             43,102
Administrative fees                                                     1,714
                                                                    ----------

      TOTAL LIABILITIES                                                44,816
                                                                    ----------

NET ASSETS
                                                                   $41,246,154
                                                                    ==========

   NET ASSET VALUE, OFFERING AND REDEMPTION
      PRICE PER SHARE ($41,246,154/3,341,906 shares
      outstanding)                                                   $   12.34
                                                                    ==========

At February 28, 1999 there were 50,000,000 shares of $.01 par value stock authorized and components of net assets are:

   Paid in capital                                                $36,419,130
   Accumulated net realized loss on investments                      (164,960)
   Undistributed net investment income (loss)                         (36,085)
   Net unrealized appreciation of investments                       5,028,069
                                                                   ----------

   Net                                                            $41,246,154
                                                                    ==========


See Notes to Financial Statements
CSI EQUITY FUND
STATEMENT OF OPERATIONS
Six months ended February 28, 1999
(Unaudited)
------------------------------------------------------------------------------

Investment Income

      Dividend                                    $136,821
      Interest                                      19,057
                                                  ---------


      Total income                                                   $ 155,878
                                                                     ---------

Expenses
      Investment management fees (Note 2)          168,518
      Recordkeeping and administrative
      services (Note 2)                             33,703
      Custodian fees                                 2,143
      Audit and legal fees                          12,866
      Shareholder servicing and reports              5,363
      Registration fees                              6,409
      Transfer agent fees                            7,353
      Organization expense amortization              4,840
      Other expenses                                11,582
                                                  ---------
         Total expense                                                 252,777
                                                                     ---------
      Net investment loss                                              (96,899)
                                                                     ---------

Realized and Unrealized Gain (Loss) on
Investments

   Net realized loss on investments                                   (165,081)
   Net change in unrealized depreciation on investments              7,010,794
                                                                     ---------
   Net gain on investments                                           6,845,713

                                                                     =========
   Net increase in net assets resulting from operations             $6,748,814
                                                                     =========




See Notes to Financial Statements
CSI EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------


                                           Six months     Period
                                              ended        ended
                                          Feb 28, 1999  Aug 31,1998*
                                           (Unaudited)
                                          ------------- ------------

OPERATIONS
   Net investment income (loss)              $(96,899) $    60,814
   Net realized gain (loss) on investments   (165,081)         121
   Change in net unrealized appreciation
   (depreciation)of investments              7,010,794  (1,982,725)
                                          ------------- ------------
   Net increase (decrease) in net assets     6,748,814  (1,921,790)
   resulting from operations

DISTRIBUTION TO SHAREHOLDERS FROM
   Net investment income ($.-- per share)         --           --
   Capital gains ($.-- per share)                 --           --


CAPITAL SHARE TRANSACTIONS
   Net increase in net assets resulting from capital
   share transactions**                      7,921,097   28,498,033
                                          ------------- ------------
   Net increase in net assets               14,669,911   26,576,243
   Net assets at beginning of period        26,576,243           --
                                          ------------- ------------

NET ASSETS at the end of the period        $41,246,154  $26,576,243
(including undistributed net investment   ============= ============
income (loss) of ($36,085) and $60,814,respectively)

** A summary of capital share transactions follows:
                           Six months
                             ended
                        February 28,1999                 Period ended
                         (Unaudited)                   August 31,1998*
                     ---------------------             --------------------
                       Shares     Value                  Shares    Value
                     ---------------------              -------------------
Sharessold            728,782  $8,825,834             2,758,858  $29,304,147
Shares reinvested
from dividends             --         --                     --          --
Shares redeemed         (78,136) (904,737)               67,598)    (806,114)
                      =====================              ===================
Net increase            650,646 7,921,097               2,691,260 $28,498,033
                     =====================              ===================


*Commencement of operations October 15, 1997

See Notes to Financial Statements
CSI EQUITY FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------

                                        Six months
                                          ended
                                      February 28, 1999  Period ended
                                        (Unaudited)      August31,1998*
                                       -------------    --------------
Per Share Operating Performance
Net asset value, beginning of period         $9.88            $10.00
                                      -------------    --------------
Income from investment
operations-
   Net investment income                     (0.03)             0.02
   Net realized and unrealized gain
   (loss) on investments                      2.49              0.14)
                                       -------------    --------------
Total from investment operations              2.46             (0.12)
                                       -------------    --------------
Less distributions-
   Distributions from net investment             --                --
   income
   Distributions from                            --                --
   capital gains
                                       -------------    --------------

   Total distributions                           --                --
                                       -------------    --------------

Net asset value, end of period               $12.34             $9.88
                                       =============    ==============

Total Return                                  24.90%           (1.20%)
Ratios/Supplemental Data
Net assets, end of period (000's)           $41,246           $26,576
Ratio to average net assets-
   Expenses (A)                               1.49% **          1.50% **
   Expenses-net (B)                           1.49% **          1.49% **
   Net investment income                      (.57%) **          0.42% **
Portfolio turnover rate                       7.17%             8.16%

* Commencement of operations October 15, 1997
** Annualized

(A) Expense ratio has been increased to include custodian fees which were offset by custodian credits for the period ended August 31, 1998.
(B) Expense ratio - net reflects the effect of the custodian fee credits the fund received for the period ended August 31, 1998.

See Notes to FinancialStatements

Notes to the Financial Statements
February 28, 1999 (Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES--The CSI Equity Fund (the "Fund") is a series of The World Funds, Inc. ("TWF") which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund was established in 1997 as a series of TWF which has allocated to the Fund 50,000,000 of its 250,000,000 shares of $.01 par value common stock.

The objective of the Fund is to seek to achieve growth of capital by investing in a portfolio composed of common stocks and securities convertible into common stocks, such as, warrants, convertible bonds, debentures or convertible preferred stock. In seeking to meet its objective, the Fund will invest on a global basis.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation. Investments traded on stock exchanges are valued at the last quoted sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated into U.S. dollars at the current exchange rate.

B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Security Transactions and Income. Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a first-in, first-out basis. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.


 . Currency Translation. The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

E. Distribution to Shareholders. Distribution from investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses and post-October capital and currency losses.

F. Use of Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS AND OTHER--Pursuant to an Investment Advisory Agreement, the Advisor, CSI Capital Management, Inc. ("CSI") provides investment services for an annual fee of 1.00% of average daily net assets of the Fund.

As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its administrative agent, $40,064 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives 0.20% of average daily net assets of the Fund on the first $50 million, 0.15% per annum of the average daily net assets from $50 million to $100 million, and 0.10% per annum of the average daily net assets over $100 million, with a minimum fee of $15,000.

Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $7,353 for its services for the period ended February 28, 1999.

Certain officers and/or directors of the Fund are also officers and/or directors of CSI, CSS, and FSI.

NOTE 3-INVESTMENTS-Purchases and sales of securities other than short-term notes aggregated $10,309,134 and $2,325,471 respectively.

CSI Fixed Income        Schedule of Portfolio Investments
                             February 28, 1999
                                (Unaudited)
Principal                                                            Market
 Amount                Description                                    Value
---------              -------------------                         ----------
               Long Term U.S. Government         24.06%
               Securities:

               Matures in Over 10 Years:         24.06%
$5,750,000     U.S. Treasury Note 6.00%; February 15, 2026         $5,915,312
 4,250,000     U.S. Treasury Note 6.75%; August 15, 2026            4,805,156
                                                                   ----------

               Total Long Term U.S. Government
               Securities:
               (Cost:$10,842,596)                                  10,720,468
                                                                   ----------

               Medium Term U.S. Government       61.33%
               Securities:

               Matures in 6-10 Years:            31.11%
2,500,000      U.S. Treasury Note 7.25%; August 15, 2004            2,721,875
2,750,000      U.S. Treasury Note 6.50%; May 15, 2005               2,911,563
2,750,000      U.S. Treasury Note 5.875%; November 15, 2005         2,822,188
2,750,000      U.S. Treasury Note 5.625%; February 15, 2006         2,787,812
2,500,000      U.S. Treasury Note 6.125%; August 15, 2007           2,616,408
                                                                    ----------
                                                                   13,859,846
                                                                    ----------
               Matures in 1-5 Years:             30.22%
2,000,000      U.S. Treasury Note 6.875%; March 31, 2000            2,038,126
2,750,000      U.S. Treasury Note 5.625%; May 15, 2001              2,777,500
2,500,000      U.S. Treasury Note 5.25%; January 31, 2001           2,504,688
3,000,000      U.S. Treasury Note 5.75%; October 31, 2002           3,045,939
3,000,000      U.S. Treasury Note 6.25%; February 15, 2003          3,100,313
                                                                    ----------
                                                                   13,466,566
                                                                    ----------
               Total Medium Term U.S. Government
               Securities:
               (Cost:$27,312,613)                                  27,326,412
                                                                   ----------

               Short Term Investments:            9.75%

               Short Term U.S. Government         6.77%
               Securities:
2,000,000      U.S. Treasury Note 5.625%; November 30, 1999         2,010,000
1,000,000      U.S. Treasury Note 5.625%; December 31, 1999         1,005,625
                                                                    ----------

               Total Short Term U.S. Government
               Securities:
               (Cost:$3,012,154)                                    3,015,625
                                                                    ----------

               Money Market Investment:           2.98%
1,325,000      Star Treasury Fund
               (Cost:$1,325,000)                                    1,325,000
                                                                    ----------

               Total Short Term Investments:
               (Cost:$4,337,154)                                    4,340,625
                                                                    ----------

               Total Investments:
               (Cost:$42,492,363)*               95.14%           $42,387,505
               Other assets,net                   4.86%             2,166,748
                                                 ------             ----------
               NET ASSETS                       100.00%           $44,554,253
                                                 ======            ==========

* Cost for Federal income tax purposes is $42,492,363 and net unrealized appreciation consists of:

               Gross unrealized appreciation           $ 271,835
               Gross unrealized depreciation            (376,693)
                                                       ==========
               Net unrealized depreciation             $(104,858)
                                                       ==========


See Notes to Financial Statements
CSI FIXED INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
February 28, 1999 (Unaudited)
-----------------------------------------------------------------------------

ASSETS
Investments at value (identified cost of                          $42,387,505
$42,492,363) (Notes 1 & 3)

Receivables:
   Interest                                        $363,184
   Capital stock purchased                        1,789,350
                                                  ----------
                                                                   2,152,534
Deferred organization costs (Note 1)                                  38,455
                                                                   ----------
      TOTAL ASSETS                                                44,578,494
                                                                   ----------

LIABILITIES
Investment management fees                                            18,806
Administrative fees                                                    1,859
Accrued expenses                                                       3,576
                                                                   ----------
      TOTAL LIABILITIES                                               24,241
                                                                   ----------

NET ASSETS                                                        $44,554,253
                                                                   ==========

   NET ASSET VALUE, OFFERING AND REDEMPTION
      PRICE PER SHARE ($44,554,253/4,382,076
      shares outstanding)
                                                                   $    10.17
                                                                   ==========

   At February 28, 1999 there were 50,000,000 shares of $.01 par value stock authorized and components of net assets are:

   Paid in capital                                                $44,370,926
   Undistributed net investment income                                270,402
   Undistributed net realized gain on investments                      17,783
   Net unrealized depreciation of investments                        (104,858)
                                                                   ----------
   Net Assets                                                     $44,554,253
                                                                   ==========


See Notes to Financial Statements
CSI FIXED INCOME FUND
STATEMENT OF OPERATIONS
Six months ended February 28, 1999(Unaudited)
-------------------------------------------------------------------------------

Investment Income
      Interest                                                       $952,372
                                                                     ----------

Expenses
      Investment management fees (Note 2)          $ 186,548
      Recordkeeping and administrative
      services (Note 2)                               37,310
      Custodian fees                                   2,058
      Audit and legal fees                            12,866
      Shareholder servicing and reports                4,460
      Registration fees                               12,855
      Transfer agent fees                              7,480
      Organization expense amortization                4,840
      Other expenses                                  11,405
                                                  -----------
        Total expenses                                                 279,822

      Management fee waiver                                            (93,274)
                                                                    -----------
        Net expenses                                                   186,548
                                                                    -----------
      Net investment income                                            765,824
                                                                    -----------

Realized and Unrealized Gains on
Investments

   Net realized gain on investments                                     17,783
   Net change in unrealized appreciation on investments               (979,869)
                                                                    -----------
   Net loss on investments                                            (962,086)
                                                                    ===========
   Net decrease in net assets resulting from operations            $  (196,262)
                                                                    ===========

See Notes to Financial Statements
CSI FIXED INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------

                                       Six months      Period
                                         ended         ended
                                  February 28, 1999 August 31, 1998*
                                      (Unaudited)
                                    ------------------------

OPERATIONS
   Net investment income                $765,824     $714,084
   Net realized gain on
   investments                            17,783          --
   Change in net unrealized
   depreciation(appreciation) of
   investments                         (979,869)     875,011
                                    ------------------------
   Net increase(decrease) in net
   assets resulting from operations    (196,262)    1,589,095

DISTRIBUTION TO SHAREHOLDERS FROM:
   Net investment income ($.33       (1,209,506)          --
   per share)
   Capital gains ($.--                       --           --
   per share)

CAPITAL SHARE TRANSACTIONS
   Net increase in net assets resulting from
capital share tranactions**          12,059,696    32,311,230
                                    ------------------------
   Net increase in net assets        10,653,928    33,900,325
   Net assets at beginning of period 33,900,325          --
                                    ------------------------
   NET ASSETS at the end of the      $44,554,253   $33,900,325
period (including undistributed      ===========    ==========
net investment income of $270,402 and
$714,084, respectively)

** A summary of capital share transactions follows:

                             Six months ended
                            February 28, 1999         Period ended
                              (Unaudited)            August 31, 1998*
                        ------------------------   ---------------------
                          Shares        Value        Shares      Value
                        ---------   ------------   ---------------------
Shares sold            1,392,844   $14,644,512    3,708,324  $37,115,913
Shares reinvested from
dividends                115,521      1,209,506          --          --
Shares redeemed         (360,057)   (3,794,322)    (474,556)  (4,804,683)
                       =========   ============   =========  ==========
Net increase           1,148,308   $12,059,696    3,233,768  $32,311,230
                        =========   ============   =========  ==========


*Commencement of operations January 27, 1998

See Notes to Financial Statements
CSI FIXED INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------

                                      Six months
                                         ended
                                     February 28,              Period
                                         1999                   ended
                                      (Unaudited)            August 31,1998*
                                    ----------------         -----------------
Per Share Operating
Performance
Net asset value,
beginning of period                         $10.48             $10.00
                                    ----------------         ----------
Income from investment
operations-
   Net investment income                      0.17               0.22
   Net realized and unrealized
   gain (loss) on investments                (0.15)              0.26
                                    ----------------         ----------
Total from investment operations              0.02               0.48
                                    ----------------         ----------
Less distributions-
   Distributions from net
   investment income                         (0.33)                 --
   Distributions from
   capital gains                                 --                 --
                                    ----------------         ----------
Total distributions                          (0.33)                 --
                                    ----------------         ----------

Net asset value, end of period              $10.17             $10.48
                                    ================         ==========

Total Return                                 0.10%              4.80%
Ratios/Supplemental Data
   Net assets, end of period (000's)      $44,554            $33,900
Ratio to average net assets - A
   Expenses (B)                               1.49% **           1.51% **
   Expenses-net (C)                           1.00% **           1.00% **
   Net investment income                      4.07% **           4.34% **
Portfolio turnover rate                       1.55%              0.00%


* Commencement of operations January 27, 1998
** Annualized

(A) Management fee waivers reduced the expense ratios and increased the net investment income ratio by .49% for the period ended February 28, 1999 and .50% for the period ended August 31, 1998. (B) Expense ratios have been increased to include custodian fees which were offset by custodian credits and before management fee waivers.

(C) Expense ratio - net reflects the effect of the management fee waivers and the custodian fee credits the fund received.

See Notes to FinancialStatements
Notes to the Financial Statements
February 28, 1999 (Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES--The CSI Fixed Income Fund (the "Fund") is a series of The World Funds, Inc. ("TWF") which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund was established in 1997 as a series of TWF which has allocated to the Fund 50,000,000 of its 250,000,000 shares of $.01 par value common stock.

The objective of the Fund is to seek current income by investing in debt securities. The Fund seeks to achieve its objective by investing in obligations issued or guaranteed by the U.S. Government, its agencies, authorities, and instrumentalities ("U.S. Government Securities"), municipal securities, corporate debt securities, zero coupon bonds, as well as obligations of governments, instrumentalities and corporations outside the U.S.


The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation. Money market investments with a remaining maturity of less than sixty days are valued using the amortized cost method; debt securities are valued by appraising them at prices supplied by a pricing agent approved by the Fund, which prices may reflect broker-dealer supplied valuations and electronic data processing techniques.

B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Security Transactions and Interest Income. Security transactions are accounted for on the trade date. The cost of securities sold is determined on a first-in, first-out basis. Interest income is recorded on the accrual basis.

D. Distribution to Shareholders. Distribution from investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to net operating losses and post-October capital and currency losses.


 . Use of Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS AND OTHER--Pursuant to an Investment Advisory Agreement, the Advisor, CSI Capital Management, Inc. ("CSI") provides investment services for an annual fee of 1.00% of average daily net assets of the Fund.

As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its administrative agent, $42,503 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives 0.20% of average daily net assets of the Fund on the first $50 million, 0.15% per annum of the average daily net assets from $50 million to $100 million, and 0.10% per annum of the average daily net assets over $100 million, with a minimum fee of $15,000.

Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $7,480 for its services for the period ended February 28, 1999.

Certain officers and/or directors of the Fund are also officers and/or directors of CSI, CSS, and FSI.

NOTE 3-INVESTMENTS-Purchases and sales of securities other than short-term notes aggregated $11,550,939 and $526,250, respectively.